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                                                                    Exhibit 10.1

                             NORCRAFT HOLDINGS, L.P.

                             NORCRAFT FINANCE CORP.

               $150,000,000 9% Senior Subordinated Notes due 2011

                               PURCHASE AGREEMENT

                                                                October 10, 2003
                                                              New York, New York

UBS Securities LLC
Wachovia Capital Markets, LLC
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

          Norcraft Holdings, L.P., a Delaware limited partnership ("Holdings"), and Norcraft Finance Corp., a Delaware corporation ("Co-Issuer"), agree with you as follows:

          1. Issuance of Notes. Upon consummation of the acquisition (the "Acquisition") by Holdings of 100% of the outstanding membership units of Norcraft Companies, L.P. (the "Company") on the terms set forth in that certain Unit Purchase Agreement, dated as of August 29, 2003, among Holdings' predecessor, the Company's predecessor and the sellers and sellers' representatives named therein (as amended on October 3, 2003, the "UPA"), the Company and the Co-Issuer propose to issue and sell to UBS Securities LLC (the "Representative") and Wachovia Capital Markets, LLC (together with the Representative, the "Initial Purchasers") $150,000,000 aggregate principal amount of 9% Senior Subordinated Notes due 2011 (the "Original Notes"). The Original Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined herein), by and among the Company, the Co-Issuer, the Guarantor (as defined below) and U.S. Bank National Association, as trustee (the "Trustee"). The Company's obligations under the Original Notes will be unconditionally guaranteed (the "Guarantee") on an unsecured senior subordinated basis by Norcraft Canada Corporation, a Nova Scotia unlimited liability company that will be contributed to the Company after the date of this Agreement (the "Guarantor" and, together with Holdings, the Company and the Co-Issuer, the "Issuers"; provided, that with respect to any right, obligation or agreement set forth in this Agreement that is to be performed (i) prior to the execution of the Joinder Agreement (as defined below) by the Company and the Guarantor, the term Issuers shall refer only to Holdings and the Co-Issuer and
(ii) following the execution of the Joinder Agreement by the Company and the Guarantor, the term Issuers shall

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refer only to the Company, the Co-Issuer and the Guarantor). All references herein to the Original Notes include the related Guarantee, unless the context otherwise requires. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

          The Original Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Issuers have prepared a preliminary offering memorandum, dated September 30, 2003 (the "Preliminary Offering Memorandum"), and a final offering memorandum dated October 10, 2003 and available for distribution on or about the date hereof (the "Offering Memorandum") relating to the Issuers and the Original Notes.

          The Initial Purchasers have advised the Issuers that the Initial Purchasers intend, as soon as they deem practicable after this Purchase Agreement (this "Agreement") has been executed and delivered, to resell (the "Exempt Resales") the Original Notes purchased by the Initial Purchasers under this Agreement in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act; the persons specified in clauses (i) and (ii) are sometimes collectively referred to herein as the "Eligible Purchasers."

          Upon issuance of the Original Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Original Notes shall bear the legend relating thereto set forth under "Notice to investors" in the Offering Memorandum.

          Holders (including subsequent transferees) of the Original Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") to be dated the Closing Date in form and substance reasonably satisfactory to the Initial Purchasers and conforming to the description thereof in the Offering Memorandum, for so long as such Original Notes constitute "Registrable Notes" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers will agree to (i) file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth in the Registration Rights Agreement, (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to a new issue of debt securities (collectively with the Private Exchange Notes (as defined in the Registration Rights Agreement), the "Exchange Notes" and, together with the Original Notes, the "Notes," which term includes any guarantee thereof by the Guarantor) to be offered in exchange for the Original Notes (the "Exchange Offer") and issued under the Indenture or an indenture substantially identical to the Indenture and/or (b) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration

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Statement, the "Registration Statements") relating to the resale by certain holders of the Original Notes, and (ii) use reasonable best efforts to cause such Registration Statements to be declared effective. This Agreement, the Original Notes, the Guarantee, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Note Documents."

          The Original Notes are being offered and sold by the Company and the Co-Issuer in connection with the consummation of the Acquisition. In connection with the Acquisition, (i) an investor group led by SKM Equity Fund III, L.P. and Trimaran Fund II, L.L.C., will contribute cash to Norcraft Holdings L.P. in return for its limited partnership units; (ii) Mark Buller and his relatives will contribute cash and 100% of the outstanding equity interests of the Guarantor (which shall be the owner of the Winnipeg manufacturing facility described in the Offering Memorandum); (iii) certain members of the Company's senior management will exchange a portion of their membership units in the Company for limited partnership units of Norcraft Holdings, L.P. and exchange all or a portion of cash bonuses relating to the Acquisition in consideration for the right to receive additional limited partnership units of Norcraft Holdings L.P.; and (iv) the proceeds received by Norcraft Holdings L.P. from the transactions referred to in the foregoing clauses (i) and (ii) will be used to pay a portion of the consideration for the Acquisition and/or will be contributed to the Company as described in the Offering Memorandum (the transactions referred to in clauses (i) through (iii), the "Equity Financing"). In addition, on the Closing Date the Company will repay all outstanding borrowings under the Company's existing senior secured credit facility (the "Existing Credit Agreement") and enter into a new $70.0 million senior secured credit facility (the "New Credit Agreement") with UBS AG, Stamford Branch, as administrative agent and the lenders party thereto (collectively, the "Refinancing") as described in the Offering Memorandum.

          The offering of the Original Notes, the Equity Financing, the Refinancing, the Acquisition, the employment of Mark Buller by the Company on the terms set forth in the Offering Memorandum and the payment of fees and expenses relating to the foregoing are collectively referred to as the "Transactions." The Note Documents, the New Credit Agreement and the letters of credit, notes, security documents and other agreements relating thereto and the documents relating to the Acquisition and the Equity Financing are collectively referred to herein as the "Transaction Documents."

          Simultaneous with the closing of the Transactions, the Company and the Guarantor shall each enter into a joinder agreement (the "Joinder Agreement") to this Agreement, substantially in the form of Exhibit A hereto, pursuant to which each such entity will observe and perform all of the rights, obligations and liabilities of an Issuer as provided in this Agreement as if it were an original signatory hereto. Upon effectiveness of the Joinder Agreement with respect to the Company and the Guarantor, Holdings shall be fully and unconditionally released from all rights, obligations and liabilities hereunder and all such rights,

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                                      -4-

obligations and liabilities shall thereafter be the rights, obligations and liabilities of the Company, the Co-Issuer and the Guarantor.

          2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, on the Closing Date, the Company and the Co-Issuer agree to issue and sell to each Initial Purchaser, and on the basis of the representations, warranties and covenants contained in this Agreement and subject to the terms and conditions contained in this Agreement, each Initial Purchaser severally agrees to purchase from the Issuers, the aggregate principal amount of the Original Notes set forth opposite its name in Schedule I hereto. The purchase price for the Original Notes shall be 97.0% of their principal amount.

          3. Delivery and Payment. Delivery of, and payment of the purchase price for, the Original Notes shall be made at 10:00 a.m., New York City time, on October 21, 2003 (such date and time, the "Closing Date") at the offices of Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111-0087. The Closing Date and the location of delivery of and the form of payment for the Original Notes may be varied by mutual agreement between the Initial Purchasers, the Company and the Co-Issuer.

          All of the Original Notes shall be delivered by the Company and the Co-Issuer to the Initial Purchasers (or as the Initial Purchasers direct) through the facilities of The Depository Trust Company, against payment by the Initial Purchasers of the purchase price therefor by means of wire transfer of immediately available funds to such account or accounts specified by the Issuers on or prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. The Original Notes shall be evidenced by one or more certificates in global form registered in such names as the Initial Purchasers may request upon at least one business day's notice prior to the Closing Date and having an aggregate principal amount corresponding to the aggregate principal amount of the Original Notes.

          4. Agreements of the Issuers. The Issuers, jointly and severally, covenant and agree with the Initial Purchasers as follows:

          (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. Holdings, the Company and the Co-Issuer consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with Exempt Resales.

          (b) Not to make any changes to the information contained in the Offering Memorandum from the corresponding information contained in the Preliminary Offering Memorandum other than (i) changes to reflect pricing information with respect

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                                       -5-

     to the Notes and (ii) such other changes as to which the Representative shall have consented. Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised of such proposed amendment or supplement at least two business days prior to the proposed use and shall not have objected to such amendment or supplement.

          (c) If, prior to the time that the Initial Purchasers have completed their distribution of the Original Notes, any event shall occur that, in the judgment of the Company or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum, as then amended or supplemented, untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, as then amended or supplemented, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company shall promptly notify the Initial Purchasers of such event and (subject to Section 4(b)) prepare an appropriate amendment or supplement to the Offering Memorandum so that
     (i) the statements in the Offering Memorandum, as amended or supplemented, will, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

          (d) To qualify or register the Original Notes under the securities laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, no Issuer shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (e) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any securities commission of any stop order suspending the qualification or exemption from qualification of any of the Original Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any securities commission or other regulatory authority. The Issuers shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Original Notes under any securities laws, and if at any time any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Original Notes under any securities laws, the Issuers shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

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          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees, disbursements (including fees, expenses and disbursements of counsel to the Issuers) reasonably incurred and stamp, documentary or similar taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum and all amendments and supplements thereto, (ii) all expenses (including travel expenses) of the Issuers in connection with any meetings with prospective investors in the Original Notes, (iii) the preparation, notarization (if necessary) and delivery of the Note Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iv) the issuance, transfer and delivery by the Company and the Co-Issuer and the Guarantors of the Original Notes and the Guarantee, respectively, to the Initial Purchasers, (v) the qualification or registration of the Notes for offer and sale under the securities laws of the several states of the United States or provinces of Canada (including, without limitation, the cost of printing and mailing preliminary and final Blue Sky or legal investment memoranda and fees and disbursements of counsel (including local counsel) to the Initial
     Purchasers relating thereto), (vi) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vii) the preparation of certificates for the Notes, (viii) the application for quotation of the Notes in The Portal Market ("Portal") of the National Association of Securities Dealers, Inc. ("NASD"), including, but not limited to, all listing fees and expenses, (ix) the approval of the Notes by The Depository Trust Company ("DTC") for "book-entry" transfer, (x) the rating of the Notes by rating agencies, (xi) the fees and expenses of the Trustee and its counsel and
     (xii) the performance by the Issuers of their other obligations under the Note Documents. In addition, if the transactions contemplated by this Agreement are not consummated or this Agreement is terminated other than by reason of a default by either of the Initial Purchasers, the Issuers shall pay the fees, expenses and disbursements of counsel to the Initial Purchasers.

          (g) To use the proceeds from the sale of the Original Notes, the Equity Financing and initial borrowings under the New Credit Agreement in substantially the manner described in the Offering Memorandum under the caption "Use of proceeds."

          (h) To use their reasonable best efforts to do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Original Notes.

          (i) Not to, and not to permit any of their subsidiaries to, sell, offer for sale or solicit offers to buy any security (as defined in the Act) that would be integrated

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                                      -7-

     with the sale of the Original Notes in a manner that would require the registration under the Act of the sale of the Original Notes to the Initial Purchasers or any Eligible Purchasers.

          (j) Not to permit any Issuer to, and to cause their other affiliates (as defined in Rule 144 under the Act) not to resell any of the Original Notes that have been reacquired by any of them, and that constitute "restricted securities" under Rule 144, other than to an Issuer or an affiliate of any Issuer for a period of two years after the Closing Date.

          (k) Not to engage, not to allow any of their subsidiaries to engage, and to cause their other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company and the Co-Issuer make no covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Original Notes in the United States prior to the effectiveness of a registration statement with respect to the Original Notes.

          (l) Not to engage, not to allow any of their subsidiaries to engage, and to cause their other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company and the Co-Issuer make no covenant) not to engage, in any directed selling effort with respect to the Original Notes, and to comply with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

          (m) From and after the Closing Date, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any holder or beneficial owner of Notes in connection with any sale of such Notes and
     (ii) any prospective purchaser of such Notes from any such holder or beneficial owner designated by the holder or beneficial owner. The Company and the Co-Issuer will pay the expenses of preparing, printing and distributing such documents.

          (n) To comply with all of their agreements set forth in the Registration Rights Agreement.

          (o) To comply with all of their obligations set forth in the representations letter of the Issuers to DTC relating to the approval of the Original Notes by DTC for "book-entry" transfer and to use their best efforts to obtain approval of the Original Notes by DTC for "book-entry" transfer.

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          (p) To use their reasonable best efforts to effect the inclusion of the Original Notes in Portal.

          (q) Prior to the Closing Date, to furnish without charge to the Initial Purchasers, (i) as soon as they have been received by Holdings, a copy of any regularly prepared internal financial statements of the Company and its subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum, (ii) copies of all other reports and other communications (financial or otherwise) that the Company mails or otherwise make available to security holders and (iii) such other information as the Initial Purchasers shall reasonably request.

          (r) Not to, and not to permit any of their affiliates or anyone acting on their or their affiliates behalf to (other than the Initial Purchasers and their affiliates), distribute prior to the Closing Date any offering material in connection with the offer and sale of the Original Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

          (s) During the period of two years after the Closing Date or, if earlier, until such time as the Original Notes are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act of 1940, as amended.

          (t) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes, not to, and not to permit any of their affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act) to, either alone or with one or more other persons, bid for or purchase for any account in which they or any of their affiliates have a beneficial interest any Notes; and none of the Company, the Co-Issuer nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or raising the price of, the Notes.

Notwithstanding anything to the contrary in the covenants contained in paragraphs, (j), (k), (l), (r) and (t) of this Section 4, solely with respect to any person who is selling an ownership interest in the Company to Holdings pursuant to the UPA, the Issuers shall be deemed to have complied with such covenants with respect to their affiliates if they use their reasonable best efforts (including through the enforcement of their rights under the UPA) to cause such person to comply with such covenants.

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          5. Representations and Warranties. (a) The Issuers, jointly and severally, represent and warrant to the Initial Purchasers that:

          (i) Each of the Preliminary Offering Memorandum and the Offering Memorandum has been prepared for use in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its issue date did not, and the Offering Memorandum as of its issue date does not and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made with respect to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, as supplemented or amended, in reliance upon and in conformity with the information furnished to Holdings or the Company in writing by or on behalf of the Representative relating to the Initial Purchasers expressly for inclusion in the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto. No order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or, to the knowledge of the Issuers, threatened.

          (ii) There are no securities of the Issuers that are (a) listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system and (b) of the same class (within the meaning of Rule 144A under the Act) as the Notes.

          (iii) The Co-Issuer and the Guarantor will be the only subsidiaries, direct or indirect, of the Company on the Closing Date. All of the issued and outstanding shares of capital stock of the Co-Issuer and, on the Closing Date, the Guarantor have been duly and validly authorized and issued, are fully paid and nonassessable, were not issued in violation of any preemptive or similar rights and, on the Closing Date, are owned by the Company free and clear of all Liens (as defined in the Offering Memorandum under the caption "Description of the notes-- Certain definitions") (other than Permitted Liens (as defined in the Offering Memorandum under the caption "Description of the notes-- Certain definitions")). There are no outstanding options, warrants or other rights to acquire or purchase, or instruments convertible into or exchangeable for, any shares of capital stock of the Co-Issuer or the Guarantor. No holder of any securities of the Issuers (other than the Notes) is entitled to have such securities registered under any registration statement contemplated by the Registration Rights Agreement or any other agreement.

          (iv) Each of Holdings, the Co-Issuer and, on the Closing Date, the Company and the Guarantor (A) is a corporation, partnership or other entity duly incorpo-

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                                      -10-

     rated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; as the case may be; (B) has all requisite corporate power and authority or all requisite power and authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act, as the case may be, and has all governmental licenses, authorizations, consents and approvals, necessary to own its property and carry on its business as now being conducted, except where the failure to obtain any such license, authorization, consent and approval could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (C) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing individually or in the aggregate could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its subsidiaries, taken as a whole.

          (v) The Co-Issuer has not conducted any activities except in connection with the Transactions.

          (vi) Each of Holdings, the Co-Issuer and, on the Closing Date, the Company and the Guarantor has all requisite corporate power and authority or all requisite power and authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act, as the case may be, to execute, deliver and perform all of its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated by the Transaction Documents to be consummated on its part and, without limitation, each of the Company and the Co-Issuer has all requisite corporate or other power and authority to issue, sell and deliver and perform its obligations under the Notes and, on the Closing Date, the Guarantor has all requisite corporate power and authority to execute, deliver and perform all its obligations under its Guarantee.

          (vii) This Agreement has been duly and validly authorized, executed and delivered by Holdings and the Co-Issuer. On the Closing Date, a Joinder Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor.

          (viii) On the Closing Date, the Indenture has been duly and validly authorized by the Company, the Co-Issuer and the Guarantor and, when duly executed and delivered by each Issuer (assuming the due authorization, execution and delivery thereof by the Trustee), will be a legal, valid and binding obligation of each Issuer, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights gener-

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                                      -11-

     ally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

          (ix) On the Closing Date, the Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company and the Co-Issuer and, when issued, authenticated by the Trustee and delivered by the Company and the Co-Issuer against payment therefor by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Original Notes will be legal, valid and binding obligations of each of the Company and the Co-Issuer, entitled to the benefits of the Indenture and enforceable against each of the Company and the Co-Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Original Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

          (x) On the Closing Date, the Exchange Notes have been duly and validly authorized for issuance by each of the Company and the Co-Issuer and, when issued, authenticated by the Trustee and delivered by each of the Company and the Co-Issuer in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Notes will be legal, valid and binding obligations of each of the Company and the Co-Issuer, entitled to the benefits of the Indenture and enforceable against each of the Company and the Co-Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (xi) On the Closing Date, the Guarantee has been duly and validly authorized by the Guarantor and, when executed and delivered and, when the Original Notes are issued, authenticated by the Trustee and delivered by the Company and the Co-Issuer against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will be the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefore may be brought. The Guarantee, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

          (xii) On the Closing Date, the guarantee to be endorsed on the Exchange Notes has been duly and validly authorized by the Guarantor and, when executed and delivered and, when the Exchange Notes are issued, authenticated by the Trustee and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will be the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent, conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (xiii) On the Closing Date, the Registration Rights Agreement has been duly and validly authorized by the Company, the Co-Issuer and the Guarantor and, when duly executed and delivered by each of the Issuers (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), will constitute a legal, valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

          (xiv) All taxes, fees and other governmental charges that are due and payable on or prior to the Closing Date in connection with the execution, delivery and performance of the Transactions shall have been paid by or on behalf of the Issuers at or prior to the Closing Date except for any such taxes, fees and other governmental charges (i) as to which no Initial Purchaser or holder of the Notes will have any liability and (ii) as could not reasonably be expected to have a Material Adverse Effect.

          (xv) None of the Issuers is (A) in violation of its charter, bylaws or other constitutive documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "Agreements and Instruments"), or (C) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, except, in the case of clauses (B) and (C) herein, for such defaults or violations as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Issuers under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness, other than penalties, defaults or conditions that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (xvi) The execution, delivery and performance by each Issuer of the Transaction Documents to which it is a party, including the consummation of the offer and sale of the Original Notes, does not and will not violate, conflict with or constitute a breach of any of the terms or provisions of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent (that has not been obtained prior to the Closing Date) under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of any of the Issuers (other than as created pursuant to the New Credit Agreement and the documents relating thereto) or an acceleration of any indebtedness of the Issuers pursuant to, (A) the charter, bylaws or other constitutive documents of the Issuers, (B) assuming the consummation of the transactions contemplated thereby, any Agreements and Instruments, (C) assuming compliance by the Initial Purchasers with all applicable state securities or "Blue Sky" laws, any law, statute, rule or regulation applicable to the Issuers or their assets or properties or (D) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over the Issuers or their assets or properties, other than in the case of clauses (B), (C) and (D), above, for any such violations, conflicts, breaches, required consents, liens, charges, encumbrances and accelerations as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by any of the Issuers for the execution, delivery and performance by any of the Issuers of the Transaction Documents to which it is a party including the consummation of any of the transactions contemplated thereby, except (a) such as have been or will be obtained or made on or prior to the Closing Date, (b) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, (c) qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the issuance of the Exchange Notes, (d) such filings and recordings with governmental authorities as may be required to perfect liens under the New Credit Agreement and the documents relating thereto and (e) such consents, approvals, authorizations, orders, filings, registrations, qualifications, licenses or permits as could not reasonably be expected to not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (xvii) Except as set forth in the Offering Memorandum, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Issuers, threatened or contemplated, to which any Issuer is or may be a party or to which the business, assets or property of any Issuer is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted, issued or, to the knowledge of the Issuers, proposed by any governmental body or agency, domestic or foreign, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which any Issuer is or may be subject that (x) in the case of clause (A) above, if determined adversely to the such Issuer, could, either individually or in the aggregate, (1) reasonably be expected to have a Material Adverse Effect or
     (2) interfere with or adversely affect the issuance of the Notes or the Guarantee or the consummation of the transactions contemplated by any of the Transaction Documents and (y) in the case of clauses (B) and (C) above, could, either individually or in the aggregate, (1) reasonably be expected to have a Material Adverse Effect or (2) interfere with or adversely affect the issuance of the Notes or the Guarantee or the consummation of the transactions contemplated by any of the Transaction Documents. Every request of any securities authority or regulatory agency of any jurisdiction for additional information with respect to the Notes that has been received by the Issuers or their counsel prior to the date hereof has been, or will prior to the Closing Date be, complied with in all material respects.

          (xviii) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no labor disturbance by the employees of any of the Issuers exists or, to the knowledge of the Issuers, is imminent and (ii) the Company and the Co-Issuer are not aware of any existing or imminent labor disturbance by the employees of any of the Issuers' principal suppliers.

          (xix) Except as disclosed in the Offering Memorandum or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) each of the Issuers is in compliance with and not subject to any pending or, to the knowledge of the Issuers, threatened liability under applicable Environmental Laws (as defined below), (B) each of the Issuers has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits, licenses or other approvals required under any applicable Environmental Laws for its current operations and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Issuers, threatened against any Issuer under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by any Issuer, (E) no Issuer has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, and (F) no property or facility of any Issuer is (y) listed or proposed for listing on the National Priorities List under CERCLA or (z) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any United States federal, state, municipal, local, territorial or other governmental subdivision, department, commission, board, bureau, agency, regulatory authority, instrumentality or judicial or administrative body (each, a "Governmental Authority"). Notwithstanding anything in this clause (xix) to the contrary, no facts or circumstances exist and no event or condition is occurring or has occurred with respect to the Company or any subsidiary relating to any Environmental Law, any release of any hazardous, toxic or dangerous substance or waste, any chemical, any solid waste, any other pollutant or contaminant, or any Issuer's compliance with current requirements of Environmental Law, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state, local and foreign laws, regulations, rules, ordinances, codes, orders, decrees, judgments, injunctions or any other legally enforceable requirement issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to: (A) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (B) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, arrangement for disposal or transport or handling of hazardous, toxic or dangerous substances or waste, any chemical, any solid waste, or any other pollutant or contaminant, and (C) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (xx) Each of the Company, the Co-Issuer and, on the Closing Date, the Guarantor has (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all applicable authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") necessary to engage in the business conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Au-thorizations could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (B) no reason to believe that any governmental body or agency, domestic or foreign, is considering or threatening limiting, suspending or revoking any such Authorization, except where such limitation, suspension or revocation could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such Authorizations are valid and in full force and effect and the Issuers are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (xxi) Except as set forth in the Offering Memorandum, on the Closing Date, the Company, the Co-Issuer and the Guarantor has valid title in fee simple to all items of real property and title to all personal property owned by each of them, in each case free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party, except (A) such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the such Issuer and (B) Permitted Liens, as defined in the "Description of the notes" section of the Offering Memorandum. Any real property and buildings held under lease by the Company, the Co-Issuer and, on the Closing Date, the Guarantor are held under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such property and buildings by such Issuer.

          (xxii) On the Closing Date, each of the Company, the Co-Issuer and the Guarantor owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") necessary to conduct the businesses operated by them as described in the Offering Memorandum, except where the failure to own, possess or have the right to employ such Intellectual Property could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Issuer has received any notice of infringement of or conflict with (and the Company and the Co-Issuer do not know of any such infringement of or a conflict with) asserted rights of others with respect to any of the foregoing that, if such assertion of infringement or conflict were sustained, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Issuers does not infringe on the rights of any person, except for such infringement as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (xxiii) All tax returns required to be filed by the Issuers have been filed in all jurisdictions where such returns are required to be filed; and all taxes, including withholding taxes, value added and franchise taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, except (i) for those being contested in good faith and for which reserves have been provided in accordance with GAAP (as defined in the Offering Memorandum under the caption "Description of the notes--Certain definitions"); (ii) for those currently payable without penalty or interest; and (iii) where the failure to make such required filings or payment could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Issuers, there are no material proposed additional tax assessments against any of the Issuers or their assets or property.

          (xxiv) None of the Issuers has any liability for any prohibited transaction or accumulated funding deficiency (within the meaning of Section 412 of the Internal Revenue Code of 1986, as amended (the "Code")) or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which any Issuer makes or ever has made a contribution and in which any employee of any Issuer is or has ever been a participant, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. With respect to such plans, each Issuer is in compliance in all material respects with all applicable provisions of ERISA, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (xxv) No Issuer is an "investment company" or a company "controlled" by an "investment company" incorporated in the United States within the meaning of the Investment Company Act of 1940, as amended.

          (xxvi) Except as described in the Offering Memorandum, each Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for its assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxvii) Each Issuer maintains insurance covering its respective properties, assets, operations, personnel and businesses, and such insurance is of such type and in such amounts in accordance with customary industry practice to protect such Issuer and its businesses.

          (xxviii) None of the Issuers or any of their affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Original Notes or (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Original Notes in a manner that would require registration of the Original Notes under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any Issuer in a manner that would require registration of the Original Notes under the Act.

          (xxix) None of the Issuers or any of their affiliates (as defined in Rule 501(b) of Regulation D under the Act) has, directly or through any agent (other than the Initial Purchasers or any affiliate of the Initial Purchasers, as to which no representation is made), sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of, any security (as defined in the Act) that is currently or will be integrated with the sale of the Original Notes in a manner that would require the registration of the Original Notes under the Act.

          (xxx) None of the Issuers or their affiliates, or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation), is engaged in any directed selling effort with respect to the Original Notes, and each of them has complied with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meaning given to them by Regulation S.

          (xxxi) No form of general solicitation or general advertising was used by the Issuers or any of their representatives (other than the Initial Purchasers, as to whom the Issuers make no representation) in connection with the offer and sale of any of the Original Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television, radio or the Internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising (within the meaning of Regulation D under the Act). None of the Issuers or any of their affiliates has entered into, and none of the Issuers or any of their affiliates will enter into, any contractual arrangement with respect to the distribution of the Original Notes except for this Agreement.

          (xxxii) As of June 30, 2003, the Company had no material liabilities or obligations, direct or contingent, that were not set forth in the Company's balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum. Since June 30, 2003, except as set forth in the Offering Memorandum, (A) none of the Issuers has (1) incurred any liabilities or obligations, direct or contingent, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (B) there has not been any event or development with respect to the business or condition (financial or other) of any Issuers that, either individually or in the aggregate, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by any Issuers on any class of its equity interests (except as permitted by the UPA) and (D) there has not been any material change in the long-term debt of the Issuers.

          (xxxiii) None of the Issuers (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect, or as the same may hereafter be in effect, on the Closing Date.

          (xxxiv) PricewaterhouseCoopers, LLP are independent accountants within the meaning of the Act. The historical financial statements and the notes thereto included in the Offering Memorandum present fairly in all material respects the financial position, results of operations, conditions and changes in members' equity of the Company at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods presented (except as disclosed in the Offering Memorandum). The information set forth under the captions "Offering memorandum summary -- Summary historical and pro forma financial information" and "Selected historical financial information" included in the Offering Memorandum fairly present the historical information set forth therein and, except as disclosed in the Offering Memorandum, have been prepared on a basis consistent with that of the audited financial statements of the Company. The Company's ratios of earnings to fixed charges set forth in the "Selected historical financial information" have been calculated in compliance with item 503(d) of Regulation S-K. The other historical financial information and data included in the Offering Memorandum are accurately presented in all material respects and, except as disclosed in the Offering Memorandum, have been prepared on a basis consistent with the financial statements and the books and records of the Company.

          (xxxv) The unaudited pro forma financial statements (including the notes thereto) and, except as disclosed in the Offering Memorandum, the other pro forma financial information included in the Offering Memorandum
     (A) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (B) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (C) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Offering Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (xxxvi) On the date hereof and the Closing Date (both immediately prior to and immediately following the issuance of the Original Notes) each Issuer is and will be Solvent. No Issuer is contemplating either the filing of a petition under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and neither the Company nor the Co-Issuer has any knowledge of any person contemplating the filing of any such petition against any Issuer. As used herein, "Solvent" shall mean, for any person on a particular date, that on such date (A) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (B) the present fair saleable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured,
     (C) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person's ability to pay as such debts and liabilities mature, (D) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person's property would constitute unreasonably small capital and (E) such person is able to pay its debts as they become due and payable.

          (xxxvii) Except as described in the section entitled "Plan of distribution" in the Offering Memorandum, there are no contracts, agreements or understandings between the Issuers and any other person other than the Initial Purchasers that would give rise to a valid claim against any Issuer or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Original Notes.

          (xxxviii) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company and the Co-Issuer believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

          (xxxix) Each certificate signed by an officer of any Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by such Issuer to the Initial Purchasers as to the matters covered by such certificate.

          The Issuers acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 of this Agreement, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Issuers hereby consent to such reliance.

          (b) Each Initial Purchaser acknowledges that it is purchasing the Original Notes pursuant to a private sale exemption from registration under the Securities Act, and that the Original Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents, warrants and covenants to the Company and the Co-Issuer that:

          (i) It is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Original Notes.

          (ii) (A) Neither it, nor any person acting on its behalf, has solicited or will solicit offers for, or offer or sell, the Original Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and (B) it has solicited and will solicit offers for the Original Notes only from, and will offer and sell the Original Notes only to (1) persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (2) persons other than U.S. persons outside the United States in reliance upon, and in compliance with the exemption from the registration requirements of the Act provided by Regulation S.

          (iii) With respect to offers and sales outside the United States:

               (A) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Original Notes or has in its possession or distributes either any Offering Memorandum or any such other material, in all cases at its own expense; and

               (B) such Initial Purchaser has offered the Original Notes and will offer and sell the Original Notes (1) as part of its distribution at any time and

          (2) otherwise until 40 days after the later of the commencement of the offering of the Original Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchaser nor any persons acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Original Notes, and any such persons have complied and will comply with the offering restrictions requirements of Regulation S.

          Terms used in this Section 5(b)(iii) have the meanings given to them by Regulation S.

          The Initial Purchasers understand that the Company, the Co-Issuer and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Company and the other Co-Issuer and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchasers hereby consent to such reliance.

          6. Indemnification. (a) (a) Subject to the last paragraph of Section 1, each of the Issuers, jointly and severally, agrees to indemnify and hold harmless the Initial Purchasers, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of the Initial Purchasers and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited, to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, "Losses") to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers will not be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company or Holdings by or on behalf of the Representative expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including, but not limited to, liability under this Agreement.

          (b) The Initial Purchasers agree severally and not jointly to indemnify and hold harmless the Issuers, each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each of their respective agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person from and against any Losses to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished in writing to the Company or Holdings by or on behalf of the Representative expressly for use therein. The Issuers and the Initial Purchasers acknowledge that the information described in Section 9 is the only information furnished in writing by the Initial Purchasers to the Company or Holdings expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          (c) Promptly after receipt by an indemnified party under subsection 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 60 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Original Notes or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Original Notes (net of discounts and commissions but before deducting expenses) received by the Issuers are to (y) the total discount and commissions received by the Initial Purchasers. The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

          The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the total discount and commissions applicable to the Original Notes pursuant to this Agreement exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director, officer, employee and agent of such Issuer shall have the same rights to contribution as such Issuer. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under
Section 6 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

          8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Original Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

          (a) All of the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the date of this Agreement and, after giving effect to the transactions contemplated hereby, on the Closing Date, except that if a representation and warranty is made as of a specific date, and such date is expressly referred to therein, such representation and warranty shall be true and correct as of such date. The Issuers shall have performed or complied with all of the agreements and covenants contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date.

          (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers on the day following the date of this Agreement or at such later date as the Initial Purchasers may determine. No stop order suspending the qualification or exemption from qualification of the Original Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Original Notes or consummation of the Exchange Offer; except as disclosed in the Offering Memorandum, no action, suit or proceeding shall have been commenced and be pending against or affecting or threatened against any Issuer before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

          (d) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by two authorized officers of the Company confirming, as of the Closing Date, to their knowledge, the matters set forth in paragraphs (a), (b) and (c) of this Section 8.

          (e) The Initial Purchasers shall have received on the Closing Date (i) an opinion dated the Closing Date, addressed to the Initial Purchasers, of Ropes & Gray, LLP, counsel to the Issuers, substantially in the form of Exhibit B, attached hereto, (ii) an opinion dated the Closing Date, addressed to the Initial Purchasers, of McInnes Cooper, special Canadian counsel to the Guarantor, substantially in the form of Exhibit C, attached hereto, and (iii) copies of any opinions delivered in connection with any of the other Transactions together with reliance letters relating to such opinions in form and substance satisfactory to the Representative and counsel to the Initial Purchasers.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion of Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, in form and substance satisfactory to the Representative.

          (g) The Initial Purchasers shall have received a "comfort letter" from PricewaterhouseCoopers, LLP, independent public accountants for the Company, dated the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Representative and counsel to the Initial Purchasers (it being understood that if the Offering Memorandum is not printed on the date hereof, such comfort letter shall, on the date hereof, contain excerpts from the Preliminary Offering Memorandum indicating the procedures performed by such independent public accounts on the financial data included in the Preliminary Offering Memorandum and that, within twenty four hours after the Offering Memorandum becomes available in final form (electronically or otherwise), the Initial Purchasers shall receive replacement excerpts from the Offering Memorandum indicating the procedures performed by such independent public accounts on the financial data included therein in form and substance satisfactory to the Representative and counsel to the Initial Purchasers). In addition, the Initial Purchasers shall have received a "bring-down comfort letter" from PricewaterhouseCoopers, LLP, dated as of the Closing Date, addressed to the Initial Purchasers and in form and substance satisfactory to the Representative and counsel to the Initial Purchasers.

          (h) The Issuers shall have entered into the Indenture and the Representative shall have received copies, conformed as executed, thereof.

          (i) The Issuers shall have entered into the Registration Rights Agreement and the Representative shall have received counterparts, conformed as executed, thereof.

          (j) The Company and the Guarantor shall have executed a Joinder Agreement.

          (k) Prior to or simultaneous with the issuance of the Notes, the Equity Financing, the Refinancing, the Acquisition and the other Transactions shall have been consummated substantially as described in the Offering Memorandum. The Acquisition shall have been consummated on the terms and conditions set forth in the UPA without giving effect to any material waiver of a condition set forth therein unless consented to by the Representative.

          (l) There exists no event or condition that would constitute a default or an event of default under any of the Transaction Documents that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or adversely affect the ability of the Issuers to consummate the offering of the Original Notes.

          (m) All government authorizations required in connection with the issue and sale of the Notes as contemplated under this Agreement and the performance of the obligations of the Company and the Co-Issuer hereunder and under the Indenture and the Notes shall be in full force and effect.

          (n) The Initial Purchasers shall have been furnished with wiring instructions for the application of the proceeds of the Original Notes in accordance with this Agreement and such other information as it may reasonably request.

          (o) Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, shall have been furnished with such documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

          (p) The Original Notes shall be eligible for trading in Portal upon issuance.

          (q) The Notes shall be eligible for clearance and settlement through DTC.

          The documents required to be delivered by this Section 8 will be delivered at the office of counsel for the Initial Purchasers on the Closing Date.

          9. Initial Purchasers' Information. The Company, the Co-Issuer and the Initial Purchasers severally acknowledge that the statements with respect to the delivery of the Original Notes to the Initial Purchasers set forth in the first sentence of the fourth paragraph, the first sentence of the sixth paragraph, the seventh paragraph and the eight paragraph under the caption "Plan of distribution" in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information furnished in writing by any Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Issuers or any controlling person thereof, and shall survive delivery of and payment for the Original Notes to and by the Initial Purchasers. The agreements contained in Sections 4(f), 6, 7, 9 and 11(d) shall survive the termination of this Agreement, including pursuant to
Section 11.

          11. Effective Date of Agreement; Termination.(a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

          (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Representative, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or the Co-Issuer if, on or prior to such date, (i) the Issuers shall have failed, refused or been unable to perform any agreement on their part to be performed under this Agreement when and as required, (ii) any other condition to the obligations of the Initial Purchasers under this Agreement to be fulfilled by any Issuer pursuant to
Section 8 is not fulfilled when and as required in any material respect, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum prices shall have been established thereon by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by federal or New York authorities, (v) there is an outbreak or escalation of hostilities or other national or international calamity, in any case involving the United States, on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which affects the U.S. and international markets, making it, in the Representative's judgment, impracticable to proceed with the offering or delivery of the Original Notes on the terms and in the manner contemplated in the Offering Memorandum or (vi) there shall have been such a material adverse change in general economic, political or financial conditions or the effect (or potential effect if the financial markets in the United States have not yet opened) of international conditions on the financial markets in the United States shall be such as, in the Representative's judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

          (c) Any notice of termination pursuant to this Section 11 shall be given at the address specified in Section 12 below by telephone or facsimile, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to clause (i) or
(ii) of Section 11(b), or if the sale of the Notes provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuers to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement to be satisfied on their part or because of any refusal, inability or failure on the part of the Issuers to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuers will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all of their out-of-pocket expenses (including the fees and expenses of the Initial Purchasers' counsel) incurred in connection with this Agreement.

          12. Notice. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or, telegraphed or telecopied and confirmed in writing to c/o UBS Securities LLC, 677 Washington Blvd., Stamford, CT 06901 (fax number: (203) 719 1075), Attention: High Yield Syndicate Department, with a copy for information purposes only to UBS Securities LLC, 677 Washington Blvd., Stamford, CT 06901 (fax number: (203) 719
0680), Attention: Legal and Compliance Department and to: Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (fax number: (212) 269-5420), Attention: Daniel J. Zubkoff, Esq. and Susanna Suh, Esq.; and if sent to the Issuers, shall be mailed, delivered or, telegraphed or telecopied and confirmed in writing to Norcraft Holdings, L.P., 3020 Denmark Avenue, Suite 100, Eagan, Minnesota 55121 (telephone: (651) 234-2330, fax number: (615) 234-3398),
Attention: Chief Executive Officer, with a copy to Ropes & Gray, LLP, One International Place, Boston, MA 02110-2624 (fax number: (617) 951-7050),
Attention: Joel F. Freedman, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

          13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuers and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

          14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York without regard to the conflict of laws provisions thereof.

          15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

          16. Counterparts. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument.

          If the foregoing Purchase Agreement correctly sets forth the understanding among the Issuers and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuers and the Initial Purchasers.

                                        NORCRAFT HOLDINGS, L.P.

                                        By: NORCRAFT GP, L.L.C.
                                            as General Partner


                                        By: /s/ Christopher Reilly
                                            ------------------------------------
                                            Name: Christopher Reilly
                                            Title: Manager


                                        NORCRAFT FINANCE CORP.


                                        By: /s/ Christopher Reilly
                                            ------------------------------------
                                            Name: Christopher Reilly
                                            Title: President

Confirmed and accepted as of
the date first above written:

UBS SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC

By: UBS SECURITIES LLC, as
    Representative of the several Initial
    Purchasers


By: /s/ Matthew Stopnik
    ---------------------------------
    Name:  Matthew Stopnik
    Title: Executive Director


By: /s/ Keith McCormack
    ---------------------------------
    Name:  Keith McCormack
    Title: Director

                                                                      Schedule I

--------------------------------------------------------------------------------
                                                             Principal Amount of
Initial Purchaser                                               Original Notes
--------------------------------------------------------------------------------
UBS Securities LLC                                               $105,000,000
--------------------------------------------------------------------------------
Wachovia Capital Markets, LLC                                      45,000,000
--------------------------------------------------------------------------------
   Total                                                         $150,000,000
--------------------------------------------------------------------------------

                                                                       Exhibit A

                                JOINDER AGREEMENT

     Reference is made hereby to the Purchase Agreement dated October 10, 2003 (the "Agreement"), between Norcraft Holdings, L.P., Norcraft Finance Corp. and the Initial Purchasers named therein. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement

     Each of the undersigned hereby unconditionally and irrevocably expressly makes the representations made by the Issuers pursuant to the Agreement on the Closing Date and assumes, confirms and agrees to perform and observe as an Issuer each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of an Issuer under the Agreement, in each case, as if it were an original signatory thereto on the date hereof.

     This Joinder Agreement shall be governed by the and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this 21st day of October 2003.

                                            NORCRAFT COMPANIES, LP

                                        By: NORCRAFT GP, L.L.C.,
                                            its general partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                            NORCRAFT CANADA CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       Exhibit B

                      FORM OF OPINION OF ROPES & GRAY, LLP

         The opinion of Ropes & Gray, LLP, counsel for the Issuers (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to
Section 8(e) of the Purchase Agreement shall be to the effect that:

           The Company is (a) a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite power and authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act necessary to own its property and carry on its business as described in the Offering Memorandum, and (c) is qualified to do business in each jurisdiction listed on Schedule I hereto. The Co-Issuer is (a) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority under its certificate of incorporation and the Delaware General Corporation Law necessary to own its property and carry on its business as described in the Offering Memorandum, and (c) is qualified to do business in each jurisdiction listed on Schedule I hereto.

           The Company has all requisite power and authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act to execute and deliver the Notes Documents to which it is a party and to issue, sell and deliver the Notes. The Co-Issuer has all requisite corporate power and authority under its certificate of incorporation and the Delaware General Corporation Law to execute and deliver the Notes Documents to which it is a party and to issue, sell and deliver the Notes.

           The Purchase Agreement has been duly authorized, executed and delivered by each of Holdings, the Company and the Co-Issuer.

           The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Company and the Co-Issuer and constitutes (assuming the due authorization, execution and delivery thereof by the Guarantor), subject to the penultimate paragraph of this opinion, a legal, valid and binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms.

           The Original Notes, when issued and, assuming due authentication by the Trustee in the manner provided for in the Indenture, delivered against payment of the consideration therefor in accordance with the Purchase Agreement will constitute, subject to the penultimate paragraph of this opinion, valid and binding obligations of the Issuers enforceable against each such Issuer in accordance with their terms.

           Assuming (a) the due authorization, execution and delivery thereof by the Company and the Co-Issuer in accordance with the terms of the Registration Rights Agreement and the Exchange Offer, (b) the due authentication and delivery thereof by the Trustee in accordance with the terms of the Indenture, and (c) no change in applicable law, the Exchange Notes, when issued, will constitute, subject to the penultimate paragraph of this opinion, legal, valid and binding obligations of each such Issuer enforceable against each such Issuer in accordance with their terms.

           Assuming the Guarantee has been duly authorized, executed and delivered by the Guarantor, the Guarantee, when the Original Notes are issued, authenticated and delivered in accordance with the terms of the Purchase Agreement and the Indenture, will be a legally binding and valid obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

           Assuming the guarantee to be endorsed on the Exchange Notes has been duly authorized, executed and delivered by the Guarantor, such guarantee when the Exchange Notes are issued, authenticated and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will be a legally binding and valid obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

           The Indenture has been duly authorized, executed and delivered on behalf of the Company and the Co-Issuer and constitutes (assuming the due authorization, execution and delivery thereof by the Guarantor), subject to the penultimate paragraph of this opinion, a legal, valid and binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms.

           Neither the Company nor the Co-Issuer is, or, immediately after giving effect to the offering and sale of the Original Notes and the application of the proceeds thereof as described in the Offering Memorandum will be, an "investment company," as such term is defined in the Investment Company Act.

           None of the execution, delivery by the Company and the Co-Issuer of the Notes Documents to which it is a party nor the offer and sale of the Original Notes does or will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Issuers (other than created pursuant to the New Credit Agreement) or an acceleration of any indebtedness of such Issuers pursuant to, (A) the charter, bylaws or other constitutive documents of such Issuers, (B) assuming the consummation of the transactions contemplated thereby, any

      Agreement and Instruments set forth on Schedule II hereto (which such counsel has been advised by the Company constitute all of the Agreements and Instruments that are material to the Company and its Subsidiaries taken as a whole), (C) any New York or federal law, statute, rule or regulation applicable to the Issuers or their respective assets or properties or the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act or (D) any judgment, order or decree of any New York or federal court or regulatory authority, known to such counsel to be applicable to the Company and its Subsidiaries, of any domestic or foreign court or governmental agency or authority having jurisdiction over the Issuers or their respective assets or properties, except in the case of (B), (C) or (D) for any breaches, conflicts, violations or defaults as would not individually or in the aggregate be reasonably be expected to have a Material Adverse Effect. With regard to
      (C) above, we do not express any opinion in this paragraph as to compliance with state securities or "Blue Sky" laws or as to compliance with the antifraud provisions of the federal or state securities laws.

           No consent, approval, authorizations or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Issuers' execution and delivery of the Notes Documents, or the issuance and delivery of the Notes or the Exchange Notes, except such as may be required under state securities laws and except for those required in connection with the Exchange Offer Registration Statement or any Shelf Registration Statement effective.

           To our knowledge, but without having investigated any governmental records or court dockets, there does not exist any judgment, order, injunction or other restraint issued or filed by or with any New York or federal court or regulatory authority with respect to the transactions contemplated by the Transaction Documents or the performance by the Company and the Co-Issuer of the respective obligations under the Transaction Documents or that could be reasonably be expected to have a Material Adverse Effect.

           Assuming the accuracy of the representations and warranties of the Company set forth in Section 5(a) of the Purchase Agreement and of the Initial Purchasers set forth in Section 5(b) of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Original Notes in the manner contemplated by the Purchase Agreement to register the Original Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any resale of Original Notes subsequent to the initial resale thereof by the Initial Purchasers.

           Neither the issuance of the Notes, nor the application of the proceeds thereof as provided in the Offering Memorandum, will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

         During the course of the preparation of the Offering Memorandum, we participated in discussions with officers, directors and employees of Holdings, the Company and the Co-Issuer, the independent accountants who examined the financial statements of the Company included in the Offering Memorandum, and you and your representatives, at which the contents of the Offering Memorandum and related matters were discussed. Based upon our participation and the discussions described above, however, no facts have come to our attention that cause us to believe the Offering Memorandum, as of its date or the date hereof, contained or contains an untrue statement of material fact, or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no opinion, however, with respect to the financial statements and the notes and schedules thereto and the other financial or accounting information included or referred to in the Offering Memorandum.

         The limitations inherent in the independent verification of factual matters and the character of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Offering Memorandum, except as set forth in the Offering Memorandum under the headings
(i) "Description of our new senior credit facility," (ii) "Description of the notes," (iii) "Federal income tax considerations," and (iv) "Exchange offer; Registration rights," which accurately summarize in all material respects the provisions of the documents and the New York and federal laws and regulations referred to therein.

         The limitations inherent in the independent verification of factual matters and the character of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in Offering Memorandum, except as set forth in paragraph (xvi).

         Our opinion stated herein that each of the Indenture, the Registration Rights Agreement, the Notes and the Exchange Notes constitutes or will constitute a legal, valid and binding obligation, enforceable against the Company, and the Co-Issuer, in accordance with its terms, is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties and (b) general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law. The opinions expressed herein are subject to the qualification that the enforceability of provisions in the Indenture and the Registration Rights Agreement providing for indemnification or contribution may be limited by public policy considerations. We express no opinion as to enforceability of powers of attorney, submission to jurisdiction, waiver of defenses, waiver of right of subrogation, waiver of service of process and venue and waiver of the right to trial by jury and jury trial waivers contained in the Notes Documents. We express no opinion with respect to the applicability of
Section 548 of the Bankruptcy Code or any other fraudulent conveyance provisions.

         This opinion is furnished by us to you as the Initial Purchasers and, except as otherwise consent to by us, is solely for the benefit of the Initial Purchasers. This opinion may be relied upon by Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, for purposes of rendering its opinion of even date herewith with respect to the offering of the Notes, and by the Trustee.

                                                                       Exhibit C

                        FORM OF OPINION OF MCINNES COOPER

Our File: BH-1092
October 21, 2003

UBS Securities LLC
Wachovia Capital Markets, LLC
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Dear Sirs:

      Re:  .

We have acted as special Nova Scotia counsel to Norcraft Canada Corporation (the "Guarantor") in connection with . [describe transaction]. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the purchase agreement dated October 10, 2003 (the "Purchase Agreement").

In connection with the foregoing, we have examined an original, or a copy certified to our satisfaction of, the Purchase Agreement, the Notes Documents, the Registration Rights Agreement, the Guarantee, the Exchange Notes and the Indenture [each other Transaction Document to which the Guarantor is a party] (collectively, the "Documents"). We have also examined the memorandum of association and articles of association of the Guarantor (collectively, the "Memorandum and Articles"); a Certificate of Status in respect of the Guarantor dated October ., 2003 issued by the Deputy Registrar of Joint Stock Companies for the Province of Nova Scotia; the minute book of the Guarantor; a certified copy of a resolution of the directors of the Guarantor dated October ., 2003 authorizing the Guarantor to execute, deliver and perform its obligations under the Documents; and such other corporate proceedings and records of the Guarantor, and have made such other investigations of fact and law as we have considered necessary or appropriate as the basis for the opinions expressed herein.

Insofar as this opinion relates to factual matters, we have relied solely upon the officer's certificate of the Guarantor dated the date hereof (the "Officer's Certificate").

In such examinations, we have assumed the genuineness of all signatures not witnessed by us, the legal capacity of all natural persons, and the authenticity of documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies thereof. We have also assumed that the indices and filing systems maintained by public offices where we have inquired or have caused inquiries to be made and the information provided to us by appropriate governmental, regulatory or other like authorities with respect to those matters referred to therein are accurate, current and complete, and that all the facts set forth in the Officer's Certificate are complete, true and accurate. We have also assumed that the Agreements and Instruments set forth on Schedule I attached hereto are the only agreements and instruments material to the Guarantor.

Any reference to "our knowledge" or any variation of the foregoing shall mean the conscious awareness of Barry Horne, Karen Gardiner and Michael Simms, the lawyers in this firm who have been involved in the foregoing transaction learned during the course of representing the Guarantor. We have not made any inquiries or undertaken any independent investigation or review of our files to determine the existence or absence of any facts which would contradict the opinions set forth below, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Guarantor.

The opinions expressed herein are limited to matters governed by the laws of the Province of Nova Scotia and the federal laws of Canada applicable therein.

Based and relying upon the foregoing, we are of the opinion that:

The Guarantor is (a) an unlimited liability company duly organized, validly existing and in good standing under the laws of the Province of Nova Scotia, (b) has the requisite power and authority under the Memorandum and Articles to own its property and carry on its business as described in the Offering Memorandum, and (c) is qualified to do business in the Province of Nova Scotia.

The Guarantor has the requisite power and authority under the Memorandum and Articles to (a) execute and deliver the Notes Documents to which it is a party and to perform the obligations on its part to be performed thereunder and (b) to issue and deliver the Guarantee.

The Purchase Agreement, the Registration Rights Agreement, the Guarantee and the Indenture have each been duly authorized, executed and delivered by the Guarantor.

The guarantee to be endorsed on the Exchange Notes has been duly authorized by the Guarantor.

Neither the execution and delivery by the Guarantor of the Notes Documents to which it is a party, nor the issuance and delivery of the Guarantee, does or will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under:

      (a) the Memorandum and Articles; or

      (b) result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Guarantor (other than created pursuant to the New Credit Agreement) or an acceleration of any indebtedness of the Guarantor pursuant to (i) to our knowledge, any judgment, order or decree applicable to the Guarantor of any domestic or foreign court or governmental agency or authority having jurisdiction over the Guarantor or its assets or properties, (ii) any Agreement and Instruments set forth in Schedule I, or (iii) to our knowledge, any law, statute, rule or regulation applicable to the Guarantor or its assets or properties, except for any breaches, conflicts, violations or defaults as would not individually or in the aggregate be reasonably be expected to have a Material Adverse Effect.

No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency having jurisdiction in the Province of Nova Scotia is required for the Guarantor's execution and delivery of the Notes Documents, or the issuance and delivery of the Guarantee or the guarantee of the Exchange Notes, except such as may be required under Nova Scotia securities laws and except for those required in connection with the Exchange Offer Registration Statement or any Shelf Registration Statement.

The opinions expressed herein relate exclusively to the transaction described above and are rendered solely for the use of the addressees hereto. This opinion may not be assigned to or relied upon by any other parties, or relied upon for any other purpose. This opinion should not be quoted from or referred to in dealing with third parties without our prior express written consent. This opinion is given as of the date hereof and we disclaim any obligation or undertaking to advise any person of any change in law or fact affecting or bearing upon this opinion occurring after the date hereof which may come or be brought to our attention.

                                                              Yours truly,